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                               AMENDMENT AGREEMENT

         AMENDMENT AGREEMENT dated as of October 30, 2002, between Diamond Triumph Auto Glass, Inc., a Delaware corporation (the "Company"), Green Equity Investors II, L.P. ("GEI"), Kenneth Levine, Richard Rutta, and Michael A. Sumsky.

                                  WITNESSETH:

         This Amendment Agreement confirms the understanding reached between Michael Sumsky, the Company, GEI, Kenneth Levine and Richard Rutta regarding the applicability of that certain Management Subscription and Stockholders Agreement (the "Stockholders Agreement"), entered into by and among Michael Sumsky, the Company and GEI dated as of March 31, 1998, with respect to the sale of the Shares (as defined in that certain Stock Sale Agreement entered into between Michael Sumsky and DT Subsidiary Corp. dated as of the date hereof (the "Stock Sale Agreement")). Capitalized terms used herein without definition shall have the meaning set forth in the Stockholders Agreement.

         For the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. The parties to the Stockholders Agreement hereby waive any non-compliance by Michael A. Sumsky with the terms and provisions of Section 3(a) (Prohibition on Transfer) of the Stockholders Agreement with respect to the sale of the Shares pursuant to the Stock Sale Agreement. This Amendment Agreement does not waive any other rights that the parties to the Stockholders Agreement may have with respect to such agreement and further does not waive any subsequent breach or default of section 3(a) of the Stockholders Agreement.

         2. In order to effectuate the foregoing, the parties to the Stockholders Agreement agree to execute any additional documents as may be reasonably requested from time to time by the Company or GEI.

         3. This Amendment Agreement shall constitute a waiver of the Stockholders Agreement as described in Section 12(b) thereof. This Amendment Agreement shall be governed and construed under the internal laws of the State of New York and may be executed in several counterparts.

         4. This Amendment Agreement may be executed in one or more counterparts, each shall be deemed to be original, but all of which together shall constitute one and the same.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment Agreement to be duly executed as of the day and year first above written.

                             DIAMOND TRIUMPH AUTO GLASS, INC.

                             By:   /s/ Kenneth Levine
                             -------------------------------
                                   Kenneth Levine

                             MICHAEL A. SUMSKY

                             By:   /s/ Michael A. Sumsky
                             -------------------------------
                                   Michael A. Sumsky

                             KENNETH LEVINE

                             By:   /s/ Kenneth Levine
                             -------------------------------
                                   Kenneth Levine

                             RICHARD RUTTA

                             By:   /s/ Richard Rutta
                             -------------------------------
                                   Richard Rutta

                             GREEN EQUITY INVESTORS II, L.P.

                             By: Grand Avenue Capital Partners, L.P., general partner

                             By: Grand Avenue Capital Corporation, its general partner

                             By:    /s/ Jonathan D. Sokoloff
                             --------------------------------
                             Name:  Jonathan D. Sokoloff
                             Title: Director

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